UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 9, 2020

GAIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-27517	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 West South Boulder Road, Louisville, CO 80027-2452
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (303) 222-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GAIA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2020, Gaia’s wholly owned subsidiary Boulder Road LLC sold a 50% undivided interest in the office campus that houses Gaia’s headquarters to Westside Boulder, LLC. Boulder Road retained a 50% undivided interest in the property as well as full ownership of Gaia’s studio and production facilities. Boulder Road received consideration of $13.15 million in the transaction. Simultaneously with the closing of the sale, Boulder Road used the sale proceeds, along with the proceeds of a $4 million loan to Gaia from an affiliate of Westside Boulder, to repay all outstanding amounts secured by the mortgage on the property from BDS III Mortgage Capital B LLC, as lender. The $4 million promissory note is unsecured, bears interest at 5.75% per annum, and is due on the earlier of January 3, 2022 or the date on which the owners of the property finance it through the incurrence of mortgage debt. In connection with the transaction, Boulder Road leased the property pursuant to a master lease for a term extending through September 30, 2030, with two five-year extensions. Gaia guaranteed Boulder Road’s obligations under the master lease, and the existing leases on portions of the property became subleases under the master lease.

A copy of the purchase and sale agreement executed in connection with the transaction between Boulder Road and Westside Boulder is attached as Exhibit 10.1 and incorporated herein by this reference. A copy of the master lease between Boulder Road as lessee and Boulder Road and Westside Boulder as lessors is attached as Exhibit 10.2 and incorporated herein by this reference. A copy of the press release issued by Gaia announcing the transaction is attached as Exhibit 99.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Purchase and Sale Agreement dated as of September 9, 2020 between Boulder Road LLC and Westside Boulder, LLC
10.2	Master Lease dated as of September 9, 2020 between Boulder Road LLC as lessee and Boulder Road LLC and Westside Boulder, LLC, tenants in common, as lessors
99.1	Press Release issued by Gaia on September 9, 2020
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIA, INC.

By:  /s/ Paul Tarell
        Name: Paul Tarell
        Title: Chief Financial Officer

Date: September 10, 2020